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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


Date of Report: July 22, 1997
----------------------------
(Date of earliest event reported)


                     GS Mortgage Securities Corporation II
            (Exact name of registrant as specified in its charter)

       Delaware                    33-99774-02                 22-3442024
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   (State or Other                 (Commission              (I.R.S. Employer
   Jurisdiction of                 File Number)             Identification No.)
   Incorporation



                     85 Broad Street, New York, N.Y. 10004
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              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code: (212) 902-1000



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ITEM 5.     OTHER EVENTS.

                  Attached as exhibits to this Current Report are (i) the consent of Koeppel Tener Real Estate Services, Inc. (the "Koeppel Consent") furnished to the Registrant by Koeppel Tener Real Estate Services, Inc. in respect of the Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates, Series 1997-GL I (the "Certificates"); (ii) the consent of Cushman & Wakefield, Inc. (the "Cushman & Wakefield Consent") furnished to the Registrant by Cushman & Wakefield, Inc.
in respect of the Registrant's proposed offering of the Certificates; and
(iii) certain property appraisals (the "Property Appraisals") furnished to the Registrant by Cushman & Wakefield, Inc. in respect of the Registrant's proposed offering of the Certificates.

                  The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The offer and sale contemplated by the Prospectus of the Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-27083) (the "Registration Statement"). The Registrant hereby incorporates the Koeppel Consent, the Cushman & Wakefield Consent and the Property Appraisals by reference in the Prospectus and the Registration Statement.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

      Item 601(a) of Regulation
         S-K Exhibit No.            Description
      -------------------------     -----------

              23.1                  Consent of Koeppel Tener Real Estate
                                      Services, Inc., dated July 1, 1997

              23.2                  Consent of Cushman & Wakefield, Inc.,
                                      dated July 15, 1997

              99.1                  1760 Market Street Appraisal

              99.2                  Dabney Area Properties Appraisal

              99.3                  Arboretum VI and VII Appraisal

              99.4                  Bennett Park Appraisal

              99.5                  Cadillac Fairview (Update) Appraisal

              99.6                  Campus Point Appraisal

              99.7                  Century Plaza Towers Appraisal

              99.8                  City Center Appraisal

              99.9                  Commerce Center Appraisal

              99.10                 East Gate Corporate Center Appraisal

              99.11                 Golden East Crossing Appraisal

              99.12                 Hookston Square Appraisal

              99.13                 Iron Run Corporate Appraisal

              99.14                 Keystone Industrial Park Appraisal

              99.15                 Masons Mill Business Park Appraisal

              99.16                 Northpark Mall Appraisal

              99.17                 North Ranch Plaza Appraisal

              99.18                 Oakwood Center Appraisal

              99.19                 One Northwest Centre Appraisal

              99.20                 Plaza 1900 Appraisal

              99.21                 San Valente Building Appraisal

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              99.22                 Stevens Creek Appraisal

              99.23                 Sun Buildings Appraisal

              99.24                 Swedesford Square Appraisal

              99.25                 1511-1515 Third Avenue Appraisal

              99.26                 Westpark Corporate Center Appraisal

              99.27                 380 Madison Avenue Appraisal

              99.28                 Dover Mall and Commons Appraisal

              99.29                 Downtown Plaza Appraisal

              99.30                 Esplanade Shopping Mall Appraisal

              99.31                 Galleria at White Plains Appraisal

              99.32                 Greenwood Corporate Center Appraisal

              99.33                 Lakebrooke Pointe Appraisal

              99.34                 Main Street Centre Appraisal

              99.35                 Maschellmac I, II, III, IV Appraisal

              99.36                 Montehiedra Town Center Appraisal

              99.37                 One Montvale Avenue Appraisal

              99.38                 North Dekalb Mall Appraisal

              99.39                 The Ritz Plaza Appraisal

              99.40                 Shannon Southpark Mall Appraisal



                                      2
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                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   GS MORTGAGE SECURITIES CORPORATION II


                                   By:  GS Mortgage Securities Corporation II
                                      -----------------------------------------
                                        Name:  /s/ Sheridan Schechner
                                        Title: Managing Director



Date:  July 22, 1997



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                                 Exhibit Index
                                 -------------


      Item 601(a) of Regulation
         S-K Exhibit No.            Description
      -------------------------     -----------

              23.1                  Consent of Koeppel Tener Real Estate
                                      Services, Inc., dated July 1, 1997

              23.2                  Consent of Cushman & Wakefield, Inc.,
                                      dated July 15, 1997

              99.1                  1760 Market Street Appraisal

              99.2                  Dabney Area Properties Appraisal

              99.3                  Arboretum VI and VII Appraisal

              99.4                  Bennett Park Appraisal

              99.5                  Cadillac Fairview (Update) Appraisal

              99.6                  Campus Point Appraisal

              99.7                  Century Plaza Towers Appraisal

              99.8                  City Center Appraisal

              99.9                  Commerce Center Appraisal

              99.10                 East Gate Corporate Center Appraisal

              99.11                 Golden East Crossing Appraisal

              99.12                 Hookston Square Appraisal

              99.13                 Iron Run Corporate Appraisal

              99.14                 Keystone Industrial Park Appraisal

              99.15                 Masons Mill Business Park Appraisal

              99.16                 Northpark Mall Appraisal

              99.17                 North Ranch Plaza Appraisal

              99.18                 Oakwood Center Appraisal

              99.19                 One Northwest Centre Appraisal

              99.20                 Plaza 1900 Appraisal

              99.21                 San Valente Building Appraisal

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              99.22                 Stevens Creek Appraisal

              99.23                 Sun Buildings Appraisal

              99.24                 Swedesford Square Appraisal

              99.25                 1511-1515 Third Avenue Appraisal

              99.26                 Westpark Corporate Center Appraisal

              99.27                 380 Madison Avenue Appraisal

              99.28                 Dover Mall and Commons Appraisal

              99.29                 Downtown Plaza Appraisal

              99.30                 Esplanade Shopping Mall Appraisal

              99.31                 Galleria at White Plains Appraisal

              99.32                 Greenwood Corporate Center Appraisal

              99.33                 Lakebrooke Pointe Appraisal

              99.34                 Main Street Centre Appraisal

              99.35                 Maschellmac I, II, III, IV Appraisal

              99.36                 Montehiedra Town Center Appraisal

              99.37                 One Montvale Avenue Appraisal

              99.38                 North Dekalb Mall Appraisal

              99.39                 The Ritz Plaza Appraisal

              99.40                 Shannon Southpark Mall Appraisal